Exhibit 99.1



LOEWS CORPORATION                             Contact:  Peter W. Keegan
-----------------                                       Senior Vice President
NEWS RELEASE                                            (212) 521-2950
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                                                        Candace Leeds
                                                        V.P. of Public Affairs
                                                        (212) 521-2416

                                                        Joshua E. Kahn
                                                        Investor Relations
                                                        (212) 521-2788

FOR IMMEDIATE RELEASE
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                     LOEWS SHAREHOLDERS APPROVE CAROLINA
                           GROUP TRACKING STOCK

     NEW YORK, January 4, 2002 - Loews Corporation (NYSE: LTR) today announced that its shareholders have approved the Company's plan to create a tracking stock that is intended to reflect the economic performance of the Carolina Group, a defined group of assets and liabilities comprised primarily of the Company's economic interest in its wholly-owned subsidiary, Lorillard, Inc. The shareholders also approved an employee stock option plan based on the tracking stock.

     Lorillard, Inc.'s principal subsidiary, Lorillard Tobacco Company, is engaged in the production and sale of cigarettes in the United States under the Newport, Kent, True, Maverick and Old Gold brands.

     The creation of Carolina Group and the anticipated issuance of Carolina Group stock would not change the Company's ownership of its wholly-owned subsidiary Lorillard, Inc. or Lorillard, Inc.'s status as a separate legal entity. Loews common stock would continue to represent the performance of the remaining subsidiaries and assets of the Company, including that portion of the economic performance of the Carolina Group which would not be represented by outstanding shares of Carolina Group stock.

     Salomon Smith Barney and Morgan Stanley & Co., Inc. will be acting as joint bookrunning managing underwriters for the proposed offering. A copy of the preliminary prospectus may be obtained when available from Salomon Smith Barney, Brooklyn Army Terminal, 140 58th Street, 5th Floor, Brooklyn, New York 11220 (tel: 718-765-6732) or from Morgan Stanley, Prospectus Mail Room, 1585 Broadway, New York, New York 10036 (tel: 212-761-4000).

     A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

                                                                     (cont'd.)



     Statements in this press release that contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 include, but are not limited to, statements using the words "believes", "expects", "plans", "intends" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports filed with the Securities and Exchange Commission. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

  This press release does not constitute an offer for sale of any securities.

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